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                                                                 Exhibit 10.1

                             SUBSCRIPTION AGREEMENT
                                      AND
                              PLAN OF ACQUISITION

                  1. Black Box Corporation, a Delaware corporation, hereby subscribes for fifty (50) shares of Common Stock, par value $.01 per share, of BBox Holding Company, a Delaware corporation (the "Corporation"), being all of the issued and outstanding shares of capital stock of the Corporation, in exchange for all of the issued and outstanding capital stock of Black Box Corporation of Pennsylvania, a Delaware corporation ("Black Box PA"), consisting of one hundred (100) shares of Common Stock of Black Box PA with a par value of $.01 per share, on the date of this Subscription Agreement.

                  2. Each of the undersigned agrees to all restrictions on transfer of the above securities required by all applicable state and federal securities laws. Such restrictions, to be evidenced by a legend on the certificates for the above securities, to be substantially as follows:

                           These securities have neither been registered under
                  the federal Securities Act of 1933 nor under any state securities act (the "Acts") and may be offered and sold only if registered pursuant to the provisions of the Acts or if an exemption from registration is available.

                  3. Each of the undersigned further agrees that the undersigned is acquiring the above securities for investment.

                  4. Black Box Corporation has read and approves Article 7 of the Certificate of Incorporation of the Corporation which limits the personal liability of directors for monetary damages in certain circumstances as permitted by Delaware law.

                  IN WITNESS WHEREOF, the undersigned has signed and sealed this Subscription Agreement on this 21st day of November, 1996.

                                       BLACK BOX CORPORATION

                                       By:  /s/ JEFFERY M. BOETTICHER
                                            --------------------------
                                               Authorized Officer

                                                      95-3086563
                                            --------------------------
                                       Taxpayer Identification Number


                                       BLACK BOX CORPORATION OF PENNSYLVANIA

                                       By:  /s/ JEFFERY BOETTICHER
                                            --------------------------
                                              Authorized Officer

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Subscription accepted and
receipt of subscription
price is acknowledged as of
the date set forth thereon.

BBOX HOLDING COMPANY

By:   /s/ KENNETH KUBACKI, President
      ------------------------------
             Authorized Officer

Date:         November 21, 1996
         ---------------------------